Exhibit 10.7

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of August 5, 2025 among Chicago Atlantic Lincoln, LLC, a Delaware limited liability company (“Borrower”), the financial institutions party to the Loan Agreement as Lenders, [***] BANK, an [***] state banking association, as administrative agent for the Lenders (in such capacity, “Agent”) and as Issuing Bank, and [***] BANK, as Observation Agent.

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders party thereto, Agent and the other Persons party thereto entered into that Sixth Amended and Restated Loan and Security Agreement dated as of September 30, 2024 (as amended by the terms hereof and as it may be further amended from time to time, the “Loan Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained in the Loan Agreement, the parties agree as follows:

1.
Recitals; Definitions. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.
2.
Revolver Termination Date. The “Revolver Termination Date” defined in Section 1.1 of the Loan Agreement is hereby amended to be June 30, 2028.
3.
Amendment/Extension Fee. In order to induce Agent to enter into this Amendment, Borrower agrees to pay to Agent for the benefit of Lenders on the date hereof an amendment/extension fee in the amount of $110,000. Such fee shall be deemed fully earned and non-refundable upon the payment thereof.
4.
Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:
(i)
Agent shall have received a copy of this Amendment, duly executed by Borrower, each of the Lenders and Agent;
(ii)
Guarantor shall have executed and delivered to Agent a Reaffirmation of Guaranty in form and substance acceptable to Agent;
(iii)
Agent shall have received an Officer’s Certificate from Borrower and Guarantor, in form and substance reasonably acceptable to Agent, which shall include certificates of formation, operating agreements/bylaws, resolutions, and good standing certificates; and
(iv)
Borrower shall have paid to Agent all fees, costs and expenses incurred by Agent in connection with this Amendment.

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The date on which all of such conditions precedent are so satisfied is hereinafter referred to as the “First Amendment Effective Date.”

5.
Reaffirmation of Representations and Warranties; Ratification. Borrower hereby reaffirms each of the warranties and representations contained in the Loan Agreement and the Loan Documents as if each such representation and warranty were made on the date hereof. Further, Borrower represents and warrants to Agent that as of the date hereof, there are no existing and continuing Defaults or Events of Default. Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document. Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents and all of its obligations thereunder.
6.
Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.
7.
Governing Law. This Amendment and all the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.
8.
Counterparts. This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, e-mail or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
9.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders or Agent under the Loan Agreement or any of the other Loan Documents. Agent expressly reserves every right, power and remedy specifically provided by the Loan Agreement, the other Loan Documents and any related documents, now or hereafter existing at law, in equity or by statute and each and every right, power and remedy, whether specifically given by Borrower or otherwise existing, which may be exercised from time to time and as often and in such order as may be deemed expedient by Agent and the exercise or beginning of the exercise of any such right, power or remedy shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. Agent and Borrower may have had discussions regarding the Loan and Agent anticipates that additional discussions may take place in the future. During the course of such discussions, Agent and Borrower may touch upon and potentially reach a preliminary understanding on one or more issues prior to concluding negotiations. Notwithstanding this fact and absent an express written waiver by Agent, Agent will not be bound by an agreement on any individual issue unless and until an agreement is reached on all issues and such agreement is reduced to writing and signed by Agent and Borrower. As of the date of this letter, there are no offers outstanding from Agent to Borrower nor are there any oral agreements among Agent and Borrower concerning the Obligations. Rather, all agreements concerning the Obligations are expressed only in the existing Loan Documents, and the respective duties and obligations of the Borrower and Agent shall be only as set forth in the Loan Documents.
10.
References. Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereby.

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11.
Releases; Indemnities. Borrower hereby agrees that its obligation to indemnify and hold the Indemnitees harmless as set forth in the Loan Agreement shall include an obligation to indemnify and hold the Indemnitees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Indemnitees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than arising out of such Indemnitees’ gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

(Signature Page Follows)

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(Signature Page to First Amendment to Sixth Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

AGENT, LENDER AND ISSUING BANK: [***] BANK By: Name: [***] Title: Senior Vice President
OBSERVATION AGENT AND LENDER: [***] BANK By: Name: [***] Title: Managing Director

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LENDER: [***] By: Name: [***] Title: Managing Director

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(Signature Page to First Amendment to Sixth Amended and Restated Loan and Security Agreement)

LENDER: [***] BANK, a [***] Bank By: Name: [***] Title: Senior Vice President

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(Signature Page to First Amendment to Sixth Amended and Restated Loan and Security Agreement)

LENDER: [***] BANK By: Name: [***] Title: CFO

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(Signature Page to First Amendment to Sixth Amended and Restated Loan and Security Agreement)

LENDER: [***] BANK By: Name: [***] Title: SVP & Credit Manager

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(Signature Page to First Amendment to Sixth Amended and Restated Loan and Security Agreement)

LENDER: [***] BANK By: Name: [***] Title: EVP – Chief Lending Officer

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(Signature Page to First Amendment to Sixth Amended and Restated Loan and Security Agreement)

LENDER: [***] BANK By: Name: [***] Title: Senior VP – Chief Lending Officer

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(Signature Page to First Amendment to Sixth Amended and Restated Loan and Security Agreement)

BORROWER:	CHICAGO ATLANTIC LINCOLN, LLC By: Chicago Atlantic Real Estate Finance, Inc., its sole member Name: Phil Silverman Title: Chief Financial Officer

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